                                                                   EXHIBIT 10.12

INDUSTRIAL PROPERTIES OF THE SOUTH
2903 Wall Triana Highway, Suite 7
HUNTSVILLE,  AL 35824

LEASE AGREEMENT


This Lease Agreement dated as of the 1st day of JUNE, 2000 between INDUSTRIAL PROPERTIES OF THE SOUTH (herein referred to as the "Lessor") and BENCHMARK ELECTRONICS, INC. (herein referred to as the "Lessee").

WITNESSETH: That the Lessor hereby demises and leases unto the Lessee, from the Lessor, for the term and upon the rentals-hereinafter specified, the premises described herein and in Exhibit A

PREMISES

1.                Square footage      APPROXIMATELY   143,965 S.F.
                  Street Address      9805 KELLNER ROAD
                  City/Township       HUNTSVILLE
                  County              MADISON
                  State               ALABAMA
                  Zip Code            35824
                  For purposes of this Lease Agreement the above described premises shall be deemed the "Demised Premises." A legal description of (and detailed information concerning) the Demised Premises is attached hereto as Exhibit A, incorporated herein by reference.

                  Lessor accepts the Demised Premises "as is," subject to the Lessor improvements specified on Exhibit B; provided, however, that Lessor represents and warrants that (i) the Demised Premises is zoned for offices and contract manufacturing, and there are no restrictive covenants imposed on the Demised Premises (by the developer, owner or anyone else); and (ii) to the best of its knowledge, the real property taxes on the Demised Premises have been abated until August, 2013 and the payment to the IDB is fixed at $12,000 per year until August, 2013.

TERM

2. The Initial Term of this Lease Agreement shall be FIVE (5) YEARS commencing on JUNE 1, 2000 and terminating on MAY 31, 2005 unless sooner terminated, as provided herein. Lessee's renewal options are set forth in Section 31. This Lease may be extended by mutual written agreement of the parties' authorized representatives, or upon exercise of any options described herein.

RENT

3. Rent is due the 1st of each month, and is late after the 5th of each month. A LATE PAYMENT FEE OF ONE HUNDRED DOLLARS ($100.00) PER DAY will be charged to accounts RECEIVED after the 5th of the month.

                                                      ------           ------
                                                      Lessee           Lessor


                  Lessee shall pay to the Lessor, without previous demand for this rent by the Lessor rent in monthly installments and due on the first of each month and forwarded via U.S. mail, overnight courier, or by hand to the office of the Lessor as provided herein or such other address as may otherwise be directed by Lessor in writing; provided, that the Lessor has performed all covenants contained herein and is not in default hereof. If the term of this Lease Agreement shall commence or terminate on a day other than the first day of the calendar month, the rent for any partial month shall he prorated. For the Initial Term the rent shall be an annual rent of $633,446.00, payable in equal monthly installments of $52,787.16.

                  Effective on and as of the commencement of any Renewal Term, the rent last payable hereunder shall increase by the lesser of (i) the Consumer Price Index over the prior term of the lease or (ii) nine percent (9%). Thus, the maximum rent for the first Renewal Term (if exercised) is $57,538.00 per month ($690,456.14 per year); the maximum rent for the second Renewal Term (if exercised) is $62,716.42 per month ($752,597.20 per year); and the maximum rent for the third Renewal Term (if exercised) is $68,360.90 per month ($820,330.94 per year).

                  In addition to the rent, Lessee will be responsible for those charges delineated as "Lessee-paid charges" in Section 16.

QUIET ENJOYMENT

4. Lessor covenants that during the full term of this Lease Agreement, upon the payment of the rent herein provided and the performance by the Lessee of all covenants herein, Lessee shall have and hold the Demised Premises, FREE from any interference from the Lessor except as otherwise provided for herein.

PEACEFUL POSSESSION

 5. Lessor covenants that during the term of this Lease Agreement, upon the payment of the rent herein provided and the performance by the Lessee of all covenants herein, that the Lessee shall peaceably and quietly have, hold, and enjoy peaceful possession of tile Demised Premises. Lessor agrees to defend Lessee's rights to quiet enjoyment of the Demised Premises from the claims of all


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                  persons arising by, through or under Lessor during the term of the lease.

PERMITTED USES

6. Lessee represents that it intends to use the Demised Premises as an electronics manufacturing facility. Lessee, as well as any permitted assignee or sublessee, shall be allowed to use the Demised Premises for any other purpose that (i) is legal,
                  (ii) is not morally offensive (a distillery or cigarette manufacturing facility), (iii) is in full compliance with all applicable and governing zoning, business and use codes as evidenced by the proper permits and certificates of occupancy, and (iv) will not put excessive loads on the electrical, mechanical, plumbing or other operating systems within the building. Lessee shall provide Lessor with at least thirty
                  (30) days' advance written notice of any proposed change in use of the Demised Premises.

SUBLETTING AND ASSIGNMENT

7. Lessee shall not sublet the Demised Premises nor any portion thereof, nor shall this Lease Agreement be assigned by the Lessee without the prior written consent of the Lessor, which consent shall not be unreasonably withheld.

ATTORNMENT

8. In the event the Demised Premises are sold due to any foreclosure sale or sales, by virtue of judicial proceedings or otherwise, this Lease Agreement shall continue in full force and effect, and Lessee agrees, upon request, to attorney to and acknowledge the foreclosure purchaser or purchasers at such sale as Lessor's hereunder; provided, however, that such purchaser will accept all obligations of Lessor as contained in this Lease Agreement.

ESTOPPEL CERTIFICATE

9. The Lessee agrees to execute an Estoppel Certificate for the benefit of Lessor's lender or lenders; provided, however, that such Estoppel Certificate consists solely of an acknowledgment of the terms and conditions of this Lease Agreement.

RULES AND REGULATIONS

10.               This section intentionally left blank.


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LESSOR INSURANCE

11. Lessor shall maintain fire and extended coverage insurance on the Demised Premises, unless otherwise specified in this Lease Agreement in sufficient amounts so as to be able to make all necessary repairs to the Demised Premises in the event of a fire in or other destruction of the Demised Premises, as well as insurance sufficient to cover bodily injury and personal injury in the event of a claim against Lessor for same. Certificates of insurance may be issued at Lessee's request at reasonable times during the term of the Lease Agreement. Lessor shall be responsible for any roof repair attributable to natural forces, disasters or acts of God (e.g., tornadoes, hurricanes, hail, earthquakes).

LESSEE INSURANCE

12. Lessee agrees to procure and maintain at Lessee's expense throughout the term of this Lease Agreement and any extension thereof, a policy or policies of insurance as follows: (a) workers' compensation (statutory); (b) Employers' Liability ($1,000,000 per occurrence, bodily injury by accident or disease, including death); Commercial General Liability ($1,000,000 combined limit, bodily injury, personal injury and property damage, including blanket contractual liability). The Lessor shall be included as an additional insured under Commercial General Liability as respects this Lease Agreement. Certificates of insurance may be issued at Lessor's request at reasonable times during the term of the Lease Agreement.

                  All personal property of Lessee in the Demised Premises or in the building of which the Demised Premises is a part shall be at the sole risk of Lessee. Lessor shall not be liable for any damage thereto or for the theft or misappropriation thereof, unless such damage, theft or misappropriation is directly attributable to the negligence or intentional acts of Lessor, its agents or employees. Lessor shall not be liable for any accident to or damage to property of Lessee resulting from the use or operation of mechanical, electrical or plumbing apparatus, unless caused by and due to the negligence of Lessor, its agents or employees.

WAIVER OF SUBROGATION

12A. Lessor and Lessee hereby waive any and all rights of recovery against each other for the loss or damage to the Demised Premises or any adjacent property or the contents contained therein on account of fire or other casualty or for injury sustained on such property, provided such loss or damage is insured or would be insured under the policies required to be carried by Lessor or Lessee hereunder.


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

LESSEE'S AND LESSOR'S OBLIGATIONS AND INDEMNIFICATIONS

13. Lessor shall take all reasonable and necessary precautions to prevent damage, injury, or loss of life in and around the Demised Premises. Lessor agrees to indemnify and save Lessee harmless from and against any and all claims, losses, actions, damages, liability and expenses (collectively "Losses") in connection with or arising out of (a) Lessee's use of the Demised Premises occasioned wholly or in part by any willful misconduct or negligent act or omission of Lessor, its agents, clients, or customers and (b) contamination (environmental or otherwise) of the Demised Premises caused or permitted by Lessor or existing prior to Lessee's occupancy of the Demised Premises. In case Lessee shall, without material fault on its part, be made a party to any litigation commenced by or against Lessor, Lessor shall protect and hold Lessee harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Lessee in connection with such litigation. The aforementioned indemnification by Lessor of Lessee shall not be effective as to any claim arising from negligence or willful misconduct of the Lessee (to the extent of such negligence or willful misconduct). Lessee agrees to pay for environmental indemnity insurance up to a maximum of $9,465.00 for the initial five-year term. If Lessee desires the Lessor to continue to indemnify Lessee against contamination of the Demised Premises existing prior to Lessee's occupancy of the Demised Premises after the expiry of the initial five-year term, Lessor shall use its best efforts to renew the existing policy or to obtain an environmental indemnification policy on substantially the same terms and Lessee shall pay for the cost of such insurance.

                  Lessee shall take all reasonable and necessary precautions to prevent damage, injury, or loss of life in and around the Demised Premises. Lessee agrees to indemnify and save Lessor harmless from and against any and all Losses in connection with or arising out of (a) Lessee's use of the Demised Premises occasioned wholly or in part by any willful misconduct or negligent act or omission of Lessee, its agents, clients, or customers and (b) contamination (environmental or otherwise) of the Demised Premises caused or permitted by Lessee (other than contamination existing prior to Lessee's occupancy of the Demised Premises). In case Lessor shall, without material fault on its part, be made a party to any litigation commenced by or against Lessee, Lessee shall protect and hold Lessor harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Lessor in connection with such litigation. The aforementioned indemnification by Lessee of Lessor shall not be effective as to any claim arising from negligence or willful misconduct of the Lessor (to the extent of such negligence of willful misconduct).

EVENT OF DESTRUCTION

14. In the event of the whole or partial destruction of the Demised Premises or of the building containing the Demised Premises by fire, explosion, the elements or otherwise during the term of this Lease Agreement or previous thereto as to render the Demised Premises untenable or unfit for occupancy in whole or in part, or should the Demised Premises be so badly injured that the same cannot be repaired within ten days from the occurrence to the Demised Premises of such destruction and injury then the Lessee may, at its option, terminate this Lease Agreement and surrender the Demised Premises and all the Lessee's interest therein to the Lessor as of the date of termination, and shall pay rent only to the time of such event of destruction.

                  Should the Demised Premises be rendered untenable and unfit for occupancy in whole or in part, but yet be repairable within ten days from the happening of such injury, the Lessor may enter and repair the same, and the rent shall not accrue after such injury or while repairs are being made, but shall recommence immediately after such repairs shall be completed; provided such repairs are completed within the ten days. But if the Demised Premises shall be so slightly injured as not to be rendered untenable and unfit for occupancy in whole or in part in the opinion of the Lessee, then the Lessor agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease. Nothing in this clause, however, shall be construed as requiring the Lessor to repair the Demised Premises in the event of their whole or partial destruction. However, if the Lessor either does not repair within the appropriate time limits or states his intention not to repair, then the Lessee's rights shall be the same as though the Demised Premises were injured beyond repair.

                  In any event if the Lessor is unable to make repairs of such damage or destruction within ten days of the occurrence of such an event the Lessee may terminate the lease for other than default (unless such damage or destruction was the result of the willful misconduct or negligence of Lessor, its agents, clients, or customers, in which case the termination shall be deemed one for default) by written notice to the Lessor without any further obligations hereunder from the date of the occurrence of such destruction.

OBSERVATION OF LAWS

15. Lessee agrees to observe and comply with all laws, ordinances, rules, and regulations of the Federal, State, County and Municipal authorities applicable to the Demised Premises. Lessee agrees not to do or permit anything to be done in the Demised Premises or the building in which the Demised Premises exist, or keep anything therein which would obstruct or conflict with the regulations of the Fire Department.


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

SERVICES AND UTILITIES

16. Services and utilities furnished to the Demised Premises UTILITIES shall be provided and paid for as follows:

         BY LESSEE             ITEM                             BY LESSOR
         ---------             ----                             ---------
             c          Water & sewer charges
          --------                                            -----------------
             c          Electric, fuel oil, and/or gas
          --------                                            -----------------
             c          Plumbing mechanical and maintenance
          --------                                            -----------------
             c          Heating mechanical maintenance
          --------                                            -----------------
             c          Air conditioning mechanical &
                        maintenance
          --------                                            -----------------
             c          Interior building maintenance
          --------                                            -----------------
             c          Cleaning of the building exterior
                        entryways
          --------                                            -----------------
             c          Dock equipment, Dock Levelers,
                        Overhead Doors
          --------                                            -----------------
             b          Lease payment to the IDB Huntsville
          --------                                            -----------------
             b,d,e      Real estate taxes
          --------                                            -----------------
             c          Trash removal Janitorial service
          --------                                            -----------------
             c          Any security above "normally" locked
                        doors
          --------                                            -----------------
             c          Lawn care & landscaping maintenance
          --------                                            -----------------
             c          Driveway, parking lot & sidewalk
                        maintenance
          --------                                            -----------------
             c          Structural maintenance and replacement   a
                        (building only)
          --------                                            -----------------
             b*, c*     Roof maintenance and replacement
          --------                                            -----------------
             c          Fire alarm and Fire Sprinklers
                        maintenance and inspections
          --------                                            -----------------
             c          Fire extinguishers, installation &
                        service
          --------                                            -----------------
             c          Lessee's signage, per code
          --------                                            -----------------
             b          Building Insurance
          --------                                            -----------------

- Roof maintenance and replacement as per Exhibit B. After the completion of the re-roofing of the original structure, Lessee shall be responsible for roof maintenance of the original structure provided that Lessee is permitted to act


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

     under the warranty given to Lessor by the roofing contractor. Lessee shall be responsible for roof maintenance of the annex structure from the start of the Lease Agreement.

In each instance, the following key indicates how the cost of such services will be paid by Lessee:

 (a)      Included in the annual rent amount;

 (b) Actual amount charged, metered amounts or pro rated on square footage amounts to be paid by Lessee to Lessor within thirty days of receipt of written notice of a request to be reimbursed by the Lessor; necessary records to support the amounts will be kept by the Lessor and copies made available to Lessee upon request; Lessee may require such records prior to payment;

 (c) Actual cost of services or metered amounts to be paid by Lessee to the provider of the service (e.g., the utility company or contractor).

 (d) To be prorated based upon square footage ratio of Lessee's area to the entire metered area or total building area as applicable. Reimbursement will be made the same as (b) above.

 (e) If at any time which the Lessee is obligated to pay the ad valorem taxes as provided above and if Lessee shall at any time object to any assessment of taxes as being excessive or otherwise unjust, Lessee shall have the right, but not the obligation, to contest, at its expense, said tax assessment in the manner provided by law. In any proceeding or action to contest any such assessment, Lessor shall cooperate in such efforts and assist Lessee in any manner reasonably requested, including making available to Lessee detailed information with respect to the Leased Premises. All of such proceedings shall be under the direct control of Lessee and its counsel and, to the extent that Lessor shall incur costs or expenses in conjunction therewith; such reasonable actual costs or expenses shall be reimbursable upon Lessor's submitting to Lessee its statement, subject to Lessee's audit and approval, not more frequently than quarterly. Any tax savings resulting from any such proceeding shall belong to and be retained by Lessee if they had been paid or pre-paid by Lessee.

          Whenever the Lessee is required to pay ad valorem taxes on the Leased Premises, Lessee shall pay said taxes to Lessor at least thirty (30) days prior to the time said taxes are payable by Lessor to the proper taxing authority. Lessee will be charged for ad valorem real estate taxes for the term of this Lease Agreement (partial years to be prorated accordingly).


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

          If lease termination is other than December 31 of any given year, prorated ad valorem taxed will be due to Lessor at least thirty (30) days prior to lease termination.

INTERRUPTION OF SERVICES

17. Notwithstanding anything contained herein to the contrary, Lessee shall have the right upon written notification to the Lessor to terminate this Lease Agreement for default if any stoppage in any of the services listed in the immediately preceding paragraph as being provided by the Lessor continues for twenty days for whatever reason.

HOLDING OVER BY LESSEE

18. Nothing contained herein shall constitute the consent of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease Agreement.

          However, if Lessee shall for any reason remain in possession of any of the Demised Premises after the expiration or earlier termination of the Term hereof, except as specifically provided, such possession shall be as a month-to-month Tenancy during which time Lessee shall pay as rental, rent on the first day of each month at a rate equal to one-twelfth the amount of annual rent payable monthly during the prior year of the term of this Lease Agreement or the option rate, whichever is higher. Unless evidenced otherwise in writing as the exercise of an option stated herein or as a modification to this Lease Agreement, in no event shall any holding over by the Lessee be construed as creating any new tenancy other than a month to month tenancy.

CARE OF PREMISES

19. The Lessee agrees that it will take good care of the Demised Premises, fixtures and appurtenances, and suffer no waste or injury, that it will make all repairs to the Demised Premises, fixtures and appurtenances necessitated by the fault of the Lessee, its agents, employees or guests.

REPAIRS

20. As outlined in section 16, the Lessor agrees to make such repairs as may be necessary to keep the Demised Premises and appurtenances in good order and condition within a reasonable time after it knows or should know of the need of such repairs; provided, however, when such repairs are necessitated by the fault of the Lessee, its agents, employees or guests, Lessee shall reimburse Lessor for its reasonable and actual out-of pocket expenses expended in making such repairs plus 10% overhead (but excluding profit). Lessor shall make available to Lessee copies of any and all records necessary to support the costs levied against Lessee under this clause for which reimbursement is being sought.

RESERVED PARKING

21. Lessor has provided Lessee with an "as built" civil survey which shows the paved areas of the Demised Premises. Lessee may stripe the parking in any manner it deems necessary. Nothing herein requires Lessor to provide Lessee with an additional paved area.

IMPROVEMENTS

22. The Lessor and Lessee have agreed as to the extent of improvements to be made to the Demised Premises, and the work will proceed in order to meet the commitments herein provided. Such work to be completed by Lessor is described in Exhibit B to this Lease Agreement. The parties agree to cooperate in order for the work to proceed to be completed on a timely basis. Should work beyond that required by Exhibit B be required by Lessee, it shall be described in Exhibit C, and performed and paid for by Lessee. Lessor hereby consents to all Alterations denoted in Exhibit C.

NOTICES

23. Formal notices or communications pertaining to this Lease Agreement shall be deemed to have been duly given if personally provided to the other party in writing or if sent to the other by U.S. mail, or an independent delivery service, postage and other costs prepaid. Until otherwise specified in writing, the addresses and telephone numbers of the parties hereto for the purpose of any such notice or communications are:

            LESSEE:                                  LESSOR:
            -------                                  -------
            BENCHMARK ELECTRONICS HUNTSVILLE INC.    INDUSTRIAL PROPERTIES
            -------------------------------------    ---------------------
            4807 BRADFORD DRIVE                      OF THE SOUTH
            -------------------                      ------------
            HUNTSVILLE, AL 35805                     2903 WALL TRIANA HWY., #7
            --------------------                     -------------------------
            _______________________                  HUNTSVILLE, AL 35824
                                                          --------------------
            Attn: PLANT MANAGER                      Attn: CHARLENE B. GRAHAM
                  -------------------                      -------------------
            Telephone: (256) 722-6000                Telephone: (256) 461-7482
                       ----------------                        ----------------
            Fax: (256) 722-7428                      Fax:   (256) 464-0193
                 ------------------                        ------------------

            With a copy to the attention of Legal
            Counsel at the same address

SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST

 24. This Lease Agreement is subject and is hereby subordinated to all present mortgages, deeds of trust and other encumbrances affecting the Demised Premises or the property of which said premises are a part. The Lessor agrees to cause the mortgagee to provide to the Lessee, if requested, in recordable form, an agreement not to disturb Lessee's right in or possession of the premises so long as Lessee is not in default hereunder, in the event this Lease Agreement is subordinated to mortgage deeds of trust or other encumbrances and the subordination of this Lease Agreement is conditioned upon the Lessee receiving such non-disturbance agreement from the mortgagee. Lessor represents that the only encumbrance on the Demised Premises is a mortgage from Southtrust Bank and agrees to provide Lessee with a nondisturbance agreement signed by Southtrust Bank in substantially the form attached hereto as Exhibit D.

LEASE BINDING ON HEIRS, SUCCESSORS, ETC.

 25. All of the terms, covenants, and conditions of this Lease Agreement shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto.

EMINENT DOMAIN, CONDEMNATION

 26. If the entire property or any material part thereof wherein the Demised Premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this Lease Agreement shall forthwith terminate and the Lessee shall have the right through the Lessor to a claim for such taking, limited only to loss or damage to Lessee's trade fixtures or removable personal property, moving expenses, unamortized capital expenses and increased rents.

          A "material part" of the property is defined as taking which could interfere with the Lessee's continued enjoyment and utilization of the premises as described herein.

SEVERABILITY

27. Each covenant and agreement in this Lease Agreement shall for all purposes be construed to be a separate and independent covenant or agreement. If any provision in this Lease Agreement or the application thereof shall to any extent be invalid, illegal or otherwise unenforceable, the remainder of this Lease Agreement, and the application of such provision other than as invalid, illegal or unenforceable, shall not be affected thereby; and such provisions in this Lease Agreement shall be valid and enforceable to the fullest extent permitted by law.

ADDITIONAL SIGNS

28. Lessor hereby grants Lessee the right to install whatever signage it desires provided that such signage complies with all applicable laws (including zoning ordinances). During the last two months of the Lease term, Lessor may install "For Rent" or "For Sale" signs as necessary provided that the placement of the signs does not interfere with the placement of Lessee's signs.

LESSOR'S RIGHT TO ENTRY

29. Lessor and Lessor's agents may enter the Demised Premises for the following purposes only: to make repairs, alterations, or improvements necessary under the terms of this Lease Agreement; to perform Lessor's covenants as set forth in this Lease Agreement; and, during the last two months of the Lease Term, to show the Demised Premises to prospective tenants. Such entry shall not be so frequent or of such a type as to disturb Lessee's peaceful enjoyment of the Leased Premises. Such entry shall only take place upon reasonable notice to and consent of Lessee; consent shall not be unreasonably withheld. If Lessor or its agent reasonably believes that an emergency exists which requires immediate entry, such entry may be made without Lessee's consent provided that Lessor has made reasonable attempts to contact Lessee prior to such entry; Lessor shall so inform Lessee of such entry at the earliest practicable time afterwards. In the event Lessor desires to enter the Demised Premises in order to inspect the Demised Premises, Lessor shall give Lessee at least 72 hours' prior written notice. All persons who enter the Demised Premises at Lessor's request must first obtain clearance from Lessee before entry (which Lessor acknowledges will require it to sign Lessee's standard nondisclosure agreement).

         Notwithstanding anything in this Lease Agreement to the contrary, upon any entry by Lessor or its duly authorized agents, servants, or employees at any time during the Lease Term, such entry shall conform to Lessee's security requirements as may be required by Lessee, the federal government or any agency thereof, or any of Lessee's clients.

LESSEE'S ALTERATIONS, IMPROVEMENTS, OR ADDITIONS

30. Any alterations, improvements, or additions to the Demised Premises in the form of fixtures to the Demised Premises (collectively referred to as "Alterations") which cannot be removed without material damage to the Demised Premises shall remain upon the Demised Premises at the expiration of this Lease Agreement and shall become the property of Lessor; provided however that Lessee shall have the right to remove at the expiry of the Lease Agreement (i) any of Lessee's machinery, equipment or fixtures which can be removed without material damage to the Demised Premises and (ii) any Alterations for which Lessee has received prior written consent to remove. Lessee shall repair any damage caused by such removal and restore the Demised Premises to substantially the same condition in which it existed prior to the time that any such Alterations were made.

         Lessee shall not, without on each occasion first obtaining Lessor's prior written consent (which shall not be unreasonably refused), make any Alterations to the Demised Premises, except that Lessee may, without the consent of the Lessor but with prior written notice to Lessor, make minor improvements to the interior of the Demised Premises provided that they do not impair the structural strength, operation, or value of the building of which Demised Premises are a part, or violate any zoning, fire or building code. The cost to correct any such violation shall be the responsibility of the Lessee.

RENEWAL OPTION

31. Provided Lessee is not in default under any of the terms of this Lease Agreement, Lessor hereby grants to Lessee the right and option to extend the Initial Term for three (3) successive renewal terms of three
         (3) years each (each a "Renewal Term") for an aggregate additional nine
         (9) years, to begin upon the expiration of the Initial Term or the preceding Renewal Term, as applicable. Lessee's exercise of each such option shall be accomplished by delivering to Landlord written notice of Lessee's election to renew no later than ninety (90) days prior to the expiration of the preceding term. All of the other terms, provisions and covenants of this Lease shall apply to the Renewal Terms, including the rental adjustment set forth in Section 3.

LESSEE'S DEFAULT

32. The Lessee shall be considered in default of this Lease Agreement upon failure to pay when due the rent or any other sum required by the terms of this Lease; the failure to perform any material term, covenant, or condition of this Lease Agreement; the commencement of any action or proceeding for the dissolution, liquidation, or reorganization under the Bankruptcy Act, of Lessee, or for the appointment of a receiver or trustee of the Lessee's property; the making of any assignment for the benefit of creditors by Lessee; the suspension of business; or the abandonment of the Demised Premises by the Lessee. In each case, Lessee shall only be in default if the Lessee is given written notice by Lessor of the specific grounds for the default termination and twenty business days from receipt of such notice to correct such default and (i) Lessee fails to do so or (ii) if the default is of the nature that it cannot be completely remedied within such period, Lessee begins the correction of the default within such twenty days and thereafter proceeds with reasonable diligence and in good faith to effect the remedy as soon as practicable.

LESSOR'S DEFAULT

33. The Lessor shall be considered in default of this Lease Agreement upon the failure to perform any material term, covenant, or condition of this Lease Agreement; the commencement of any action or proceeding for the dissolution, liquidation, or reorganization under the Bankruptcy Act, of Lessor, or for the appointment of a receiver or trustee of the Lessor's property; the making of any assignment for the benefit of creditors by Lessor; the suspension of business; or any other reason provided for herein. In each case, Lessor shall only be in default if the Lessor is given written notice by Lessee of the specific grounds for the default termination and twenty business days from receipt of such notice to correct such default and (i) Lessor fails to do so or
          (ii) if the default is of the nature that it cannot be completely remedied within such period, Lessor begins the correction of the default within such twenty days and thereafter proceeds with reasonable diligence and in good faith to effect the remedy as soon as practicable.

REMEDIES UPON DEFAULT

34. Upon the happening of any Lessee event of default, Lessor, if Lessor shall elect, may (1) collect each installment of rental hereunder as and when the same matures and this Agreement shall remain in effect except that the Lessee shall not be allowed to continue to possess the Demised Premises and the Lessor shall be free to lease the Demised Premises to a third party, or (2) terminate the term of this Agreement without further liability to Lessee hereunder, or (3) terminate Lessee's right to possession and occupancy of the Demised Premises without terminating the term of this Agreement, and in the event Lessor shall exercise such right of election the same shall be effective as of the date of written notice of Lessor's election given by the latter to Lessee at any time after the date of such event of default. Upon any termination of the term hereof, whether by lapse of time or otherwise, or upon any termination of Lessee's right to possession or occupancy of the Demised Premises without terminating the term thereof, Lessee shall promptly surrender possession and vacate the Demised Premises and deliver possession thereof to Lessor. If Lessor shall elect to terminate Lessee's right to possession only, without terminating the term of this Agreement, Lessor at Lessor's option may enter onto the Demised Premises, remove Lessee's property and other evidence of tenancy and take and hold possession thereof without such entry and possession terminating the term of this Agreement or otherwise releasing Lessee in whole or in part from Lessee's obligation to pay the rent herein reserved for the full term hereof and in such case Lessee shall be liable for the difference in the rent received by Lessor and the rent due under his agreement for the remainder of said term. Upon and after entry into possession without termination of the term hereof, Lessor shall use reasonable efforts to relet the Demised Premises or any part thereof for the account of Lessee to any person, firm or corporation other than Lessee for such rent, for such time, and upon such terms as Lessor in Lessor's reasonable discretion shall determine or if Lessor chooses, Lessor may operate the Demised Premises for its own account holding the Lessee liable for the difference between the rental described herein and the fair market rental of the Demised Premises at the time of the event of default. The Lessee agrees to pay Lessor, or on Lessor's behalf, a reasonable attorney's fee in the event Lessor employs an attorney to collect any amounts due hereunder by Lessee, or to protect the interest of Lessor in the event the Lessee is adjudged bankrupt, or legal process is levied upon the goods, furniture, effects or personal property of the Lessee upon the said Demised Premises, or in the event the Lessee violated any of the terms, conditions, or covenants on the part of the Lessee herein contained. Notwithstanding anything to the contrary herein contained, (x) Lessor shall use commercially reasonable efforts to mitigate its damages and (y) Lessor's damages shall be reduced to the extent they could have been mitigated through the exercise of commercially reasonable efforts and to the extent they are duplicative and (z) Lessor shall not be entitled to any consequential, incidental or special damages.

34A. Upon the happening of any Lessor event of default that results in the Demised Premises being untenantable, Lessee, if Lessee shall elect may
          (1) terminate the Lease in which case Lessee shall immediately surrender possession of the Demised Premises to Lessor and shall be entitled to recover from Lessor all actual damages incurred by Lessee by reason of Lessor's default, including (a) the difference between the rent Lessee would have paid under the Lease and the rent Lessee is obligated to pay under any lease entered to replace this Lease that is for comparable space and located in an area comparable to the area surrounding the Demised Premises for the remainder of the current term only and not for any additional options; (b) all reasonable expenses incurred in vacating the premises, searching for a new facility, entering into a new lease, and moving into a new facility; and (c) any other amount necessary to compensate Lessee for all the actual damages proximately caused by Lessor's failure to perform its obligations under the Lease or which the ordinary course of things would be likely to result therefrom; (2) maintain its right to possession, in which case this Lease shall continue in effect and Lessee shall have the right to remedy any Lessor's default and deduct the cost of remedying any such default from any rent due. Notwithstanding anything to the contrary herein contained, (x) Lessee shall use commercially reasonable efforts to mitigate its damages and (y) Lessee's damages shall be reduced to the extent they could have been mitigated through the exercise of commercially reasonable efforts and to the extent they are duplicative and (z) Lessee shall not be entitled to any consequential, incidental or special damages. Alternatively, Lessee shall have the right to remedy Lessor's breach at its expense and to invoice Lessor for the cost of any repairs made. The Lessor agrees to pay

         Lessee a reasonable attorney's fee in the event Lessee employs an attorney to collect any amounts due hereunder by Lessee, or to protect the interest of Lessee in the event the Lessor is adjudged bankrupt or in the event the Lessor violated any of the terms, conditions, or covenants on the part of the Lessor herein contained. Upon the happening of any other Lessor event of default, the Lessee shall have all the rights and remedies provided by the law of the State of Alabama.

MECHANICS' LIENS

35. In the event that any mechanics' lien is filed against the Demised Premises as a result of alterations, additions or improvements made by the Lessee, the Lessor shall have the option, if the Lessee shall be unable to procure effective cancellation, bonding or discharge of the lien within 30 days following written notice of the existence of such condition, to take such steps and pay such monies as may be necessary to obtain an effective cancellation or discharge of such notice or claim, in which event such monies as shall be expended by the Lessor shall be considered additional rent hereunder and shall be due and payable on the first day of the next month succeeding such payment by the Lessor.

ENVIRONMENTAL

36. Lessor warrants and represents to Lessee that: (a) Lessor, its agents, employees, representatives, tenants, and (to the best of its knowledge as indicated in the Phase I and Phase II environmental studies dated March 10, 2000 and March 14, 2000 and the environmental study provided to Lessor by Intergraph Corporation in February, 2000) its predecessors in interest in the Premises did not discharge, release, or dispose of, in any form, any hazardous material or substance into or onto the Premises and that no condition exists in or on the Premises that may result in any violation of any federal, state or local laws, regulations or ordinances relating to the protection of the environment or the public health and welfare (collectively hereinafter called "Environmental Laws"); and (b) Lessor has no liability and there are no outstanding claims against Lessor for the clean up of any hazardous material Or substance deposited in the environment, either directly on the premises or elsewhere, that resulted from ownership of the Premises.

         Lessee warrants and represents to Lessor that (a) Lessee, its agents, employees, representatives and sublessees, if any, will not discharge, release, or dispose of in any form any hazardous materials or substances into or onto the Premises and that Lessee, will not create, or permit to be created, any condition in or on the Premises that may result in any violation of any environmental laws; and (b) Lessee will not allow any hazardous material or substance to exist or be stored, located, discharged, possessed, managed, processed or otherwise handled on the Premises except those customarily used in the conduct of Lessee's normal business activities, and that Lessee shall comply with all Environmental Laws affecting the Premises; and (c) Lessee shall immediately notify Lessor should Lessee become aware of (i) any hazardous material or substance or any other environmental problem or liability with respect to the Premises, (ii) any lien, action or notice related to any such environmental problem or liability, or (iii) any material or substance or any other problem with respect to or arising out of or in connection with the premises.

         Lessee acknowledges the receipt of a recent Phase I and Phase II environmental study by Qore Property Sciences, dated March 10, 2000 and March 14, 2000 respectively, and the receipt of a copy of the environmental study provided by the Intergraph Corporation to Industrial Properties in February, 2000. These reports will be used to document the environmental status of the facilities upon acceptance and beginning occupancy by Lessee. Lessee Agrees to provide a new Phase I at least thirty (30) days prior to vacating and to correct or address any environmental concerns prior to lease termination.

COMMISSION AGREEMENT

37. An agreed to and acknowledged copy of the Commission Agreement between Chase Commercial Real Estate Services, Inc., Lessor and Lessee is attached as Exhibit E and incorporated by reference into this Lease Agreement.

GENERAL

38.      a.       This Lease Agreement shall be governed by and under the laws of the State of ALABAMA.

         b. Each party acknowledges that it has read this Lease Agreement, understands it, and agrees to be bound by its terms, and further agrees that this is the complete and exclusive statement of the Lease Agreement between the parties, which supersedes and merges all prior proposals, understandings, and all other agreements, oral or written, between the parties relating to this Lease Agreement. Any change in this Lease Agreement must be made in writing and signed by authorized representatives of both the Lessee and the Lessor.

         c. If either party cannot perform any or all of its respective obligations under this Lease Agreement because of the occurrence of any event which is beyond its reasonable control and not caused by such party or its agents or employees, then the non-performing party shall (i) notify the other party,
                  (ii) take reasonable steps to resume performance as soon as possible, and (iii) not be considered in breach during the period performance is beyond the party's reasonable control.

         d. The failure of either party at any time to require performance by the other party of any provision hereof shall not affect in any way the full right to require such performance at any time thereafter. The waiver by either party of a portion of a provision herein shall not be taken or held by the other party to be a waiver of the provision itself unless such a waiver shall be express and in writing.

         e. In the event of any inconsistency between its component parts, this Lease Agreement shall be construed with the following order of precedence:
                           (1)      The Basic Lease Agreement (This document)
                           (2)      Exhibit A
                           (3)      Exhibit B
                           (4)      Exhibits C and D
                           (5)      Other Exhibits (if any)

         f. The titles of the clauses in this Lease Agreement, including all Exhibits thereto, shall be read as references only and shall not be read as affecting, contradicting, negating, or explaining the meaning or interpretation of this Lease Agreement.

         g. Each party represents and warrants that it has the right and authority to enter into this Lease Agreement.

         h. Unless otherwise specifically noted, "days" shall mean calendar days.

         i. In no event shall either party be liable to the other for indirect, consequential, incidental or special damages, even if it has been made aware of the possibility of such.

          IN WITNESS WHEREOF, the parties hereto have signed this Agent as of the day and year first written above.

         LESSEE                                  LESSOR

         BENCHMARK ELECTRONICS                   INDUSTRIAL PROPERTIES
         HUNTSVILLE INC.                         OF THE SOUTH
         4807 Bradford Drive                     2903 Wall Triana Hwy.Suite #7
         Huntsville, AL 35805                    Huntsville, AL 35824

         By: /s/ DONALD E. NIGBOR                By:/s/ CHARLENE GRAHAM
            -----------------------                 ---------------------
         Donald E. Nigbor, President             Charlene Graham
                                                 Managing Partner

EXHIBIT A

                        DESCRIPTION OF DEMISED PREMISES


                       [THIS IS TO BE PROVIDED BY LESSOR]

                                    EXHIBIT B
                        ALTERATIONS TO BE MADE BY LESSOR

          The following Alterations shall be made by Lessor on or before the date(s) set forth below at Lessor's sole cost and expense and, except as provided in Section (3), without recovery from Lessee through increased rent or otherwise:

          1. Fully fire sprinkle the approximately 44,800 s.f. Annex building with class III wet fire sprinkler system. Work to be completed within 30 days of the execution of the Lease Agreement.

          2. Pressure wash, paint and caulk the exterior of the building in a color mutually acceptable to Lessor and Lessee. Work to be completed within 30 days from notice to proceed to paint contractor.

          3. Remove old air conditioning units from roof, cap roof curbs and re-roof over existing Trocal roof material with new Firestone EDPM material and insulation. Existing ballasts will be re-used to anchor membrance to the building. Lessee has reviewed and hereby approves the attached quotes from mechanical and roofing contractor in the total amount of $232,267.00.

                  Lessee agrees to pay for $30,000 of this cost within ten (10) days of invoice and upon delivery of roofing material to the site.

                  Lessee has read the attached proposed sample warranty from Firestone and agrees to accept the maintenance of the roof of the entire facility per Section 16 upon completion of the re-roofing of the original structure by the roofing contractor

          Lessor represents and warrants that any alterations will be done in a professional manner and will comply with applicable federal, state and local laws.

                                    EXHIBIT C
                        ALTERATIONS TO BE MADE BY LESSEE

          Benchmark will install, at its own expense, the following items

                  Compressor System
                  Card Reader System
                  Power Protection System
                  Vacuum Pump System
                  PA System
                  Camera System
                  Time Card System
                  Kitchen Facility
                  ESD Flooring

          In addition, Tenant will replace the lighting in the old portion of the building with lighting sufficient for its needs.

          Lessor consents to these Alterations and agrees that Tenant shall have the right to remove these Alterations in accordance with this Lease Agreement (i.e., provided that Tenant restore the building to its condition at the inception of this Lease, normal wear and tear excluded).

                                    EXHIBIT D
                        FORM OF NON-DISTURBANCE AGREEMENT


          WHEREAS, SOUTHTRUST BANK, a national banking association with principal offices in __________________, Alabama, (hereinafter referred to as "Mortgagee") is the Holder of the Mortgage issued under and pursuant to that certain Mortgage dated as of March_, 2000, between Industrial Properties of the South, an Alabama corporation, and SouthTrust Bank, an Alabama public corporation (the "Mortgagee"), of record in Book ____ page_, Office of the Judge of Probate of Madison County, Alabama (the "Mortgage"; capitalized terms used but not otherwise defined shall have the same meanings as in the Mortgage); and

          WHEREAS, the Mortgagor, Industrial Properties of the South, will lease or has leased a portion of the Project to Benchmark Electronics Huntsville Inc. (the "Tenant") pursuant to a Lease Agreement dated June 1, 2000 by and between the Mortgagor and the Tenant (the "Lease"), a copy of which is attached hereto as Exhibit "A";

          WHEREAS, the Lease is subsequent in time and subordinate to the liens, security titles and security interests of the mortgage; and

          WHEREAS, Tenant has requested the assurance of Mortgagee that Tenant's possession under the Lease will not be disturbed as a result of the occurrence of certain events pursuant to or in connection with the mortgage.

          NOW, THEREFORE, FOR VALUE RECEIVED, Mortgagee hereby agree, for themselves and their respective successors, that Tenant's possession under the Lease will not be disturbed by foreclosure of the Mortgage, exercise of any power of sale thereunder, acceptance of a deed in lieu of foreclosure or exercise of any other remedy provided in the Mortgage or any assignment of leases in connection therewith; provided that Tenant is not in default (beyond the expiration of any applicable cure period) in the payment of rent or other charges pursuant to, or in the performance of any of the other terms, covenants or conditions of, the Lease.

          IN WITNESS WHEREOF, Mortgagee have caused this instrument to be executed by their duly authorized officers on the 1st day of June, 2000.

                                       SouthTrust Bank, Mortgagee

                                      By:
                                               -------------

                                       Senior Vice President (Title)

STATE OF ALABAMA COUNTY OF MADISON

          Personally appeared before me, the undersigned, a Notary Public having authority within the State and county aforesaid, _____________________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the/a(n) ______________________ of Southtrust Bank, a national banking association, and is authorized by the bank to execute this instrument on behalf of the bank in its capacity as Mortgagee.

         WITNESS my hand, at office, this _____ day of   ______________, 2000.



My Commission Expires:









                                       24